Offerings - Offering: 1	May 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 65,707,891
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,074.26
Offering Note

(1)
Calculated as the aggregate maximum purchase price for common shares of beneficial interest (the "Shares") of HPS Corporate Capital Solutions Fund (the "Fund"), based upon the net asset value per Share as of March 31, 2026, of $26.88. This amount is based upon the offer to purchase up to 2,444,490 Shares, par value $0.01 per Share, of the Fund.